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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                               PENTON MEDIA, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


              DELAWARE                                  36-2875386
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(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)

 1100 SUPERIOR AVENUE, CLEVELAND, OHIO                     44114
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(Address of Principal Executive Offices)                 (Zip Code)

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
          If this form relates to the              If this form relates to the
          registration of a class of               registration of a class of
          securities pursuant to Section           securities pursuant to Section
          12(b) of the Exchange Act and is         12(g) of the Exchange Act and is
          effective pursuant to General            effective pursuant to General
          Instruction A.(c), please check the      Instruction A.(d), please check the
          following box. [X]                       following box. [ ]



Securities Act registration statement file number to which this form relates:          333-56877
                                                                               -------------------------
                                                                                    (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                                  Name of Each Exchange on Which
          to be so Registered                                  Each Class is to be Registered
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  COMMON STOCK, PAR VALUE $0.01 PER SHARE                         NEW YORK STOCK EXCHANGE
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

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
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                                (Title of class)




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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the registrant's common stock, par value $0.01 per share, required by this Item is contained in the registrant's registration statement on Form S-1 (Registration No. 333-56877) under the Securities Act of 1933, filed with the Securities and Exchange Commission on June 15, 1998, as amended (the "Registration Statement"). Such description, which appears in the prospectus contained in the Registration Statement under the caption "Description of Capital Stock -- Common Stock," is incorporated herein by reference.


ITEM 2.  EXHIBITS.

         Not applicable.




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934 the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                                 PENTON MEDIA, INC.


Date:  July 23, 1998                              /s/ THOMAS L. KEMP
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                                                 Thomas L. Kemp
                                                 Chief Executive Officer